UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2012

Alternate Energy Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	000-53451	20-5689191
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

911 E. Winding Creek Dr., Suite 150, Eagle, Idaho 83616
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 208-939-9311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In accordance with a Short-Form Settlement Agreement ("Agreement") entered into on April 2, 2012, Alternate Energy Holdings, Inc.  (the "Company"), Donald L. Gillispie and Jennifer Ransom (collectively, with the Company, the “Defendants”)  have agreed to settle the previously-disclosed securities class action litigation, Case No. 1:10-cv-00634-BLW (the "Class Action Litigation"), pending in the U.S. District Court, District of Idaho. The Class Action Litigation was brought on behalf of persons who purchased the common stock of the Company between September 20, 2006 and December 14, 2010. The Class Action Litigation is described in more detail in the Stipulation and in the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2011.

As set forth more fully in the Agreement, if the settlement becomes final, among other things, (i) the claims against the Defendants will be dismissed with prejudice and released, such that every member of the settlement class will be forever barred from asserting against the Defendants any claims alleged in the complaint or arising from the complaint, and (ii) a payment of $450,000 will be made by the Company no later than June 30, 2012, for the benefit of the settlement class. The Company has agreed that, in the event that it does not make the $450,000 payment by June 30, 2012, judgment shall be entered by the U.S. District Court, District of Idaho, against the Company in the amount of $2,000,000.  The Defendants have denied and continue to deny each and all of the claims alleged by the plaintiffs in the Class Action Litigation. Nonetheless, the Defendants have agreed to the Agreement to eliminate the uncertainty, distraction, burden and expense of further litigation.

The Agreement may be subject to court approval.

The foregoing summary of the Agreement is qualified entirely by reference to Exhibit 10.__ of this Current Report on Form 8-K, the content of which is incorporated by reference herein.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                           Description

10.1                                                       Short-Form Settlement Agreement dated April 2, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERNATE ENERGY HOLDINGS, INC

Date: April 6, 2012	By:	/s/ Donald L. Gillispie
Donald L. Gillispie
President, Chief Executive Officer and Director

Exhibit Index

Exhibit No.                                           Description

10.1                                                    Short-Form Settlement Agreement dated April 2, 2012